Item 1: Report to Shareholders

Summit Municipal Money Market Fund	April 30, 2007

The views and opinions in this report were current as of April 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Bonds produced modest gains as the economy grew at a relatively slow pace in the last six months, but tax-free municipal securities lagged their taxable counterparts on a pretax basis. Municipal yields edged higher across all maturities as the Federal Reserve remained concerned about inflation but kept the federal funds target rate at 5.25%. Long-term and lower-quality municipal bonds fared better than short-term and higher-quality issues, respectively, continuing a trend that has prevailed for some time. The Summit Municipal Funds outperformed their Lipper benchmarks during our reporting period and extended their favorable long-term performance histories.

HIGHLIGHTS

• Bonds produced modest gains as the economy grew at a relatively slow pace in the last six months, but tax-free municipal securities lagged taxable bonds on a pretax basis.

• Each of the Summit Municipal Funds outperformed its Lipper benchmark during our reporting period and extended its favorable long-term performance record.

• While we are increasingly favoring high-quality securities within the current valuation environment, we continue to identify some tactical opportunities in lower-quality credits where valuations justify the additional credit risk.

• We continue to rely upon our dedicated proprietary research to uncover the best risk-adjusted credit opportunities available and selectively invest in attractive income-producing investments.

ECONOMY AND INTEREST RATES

Economic growth continued to decelerate in the first half of our fiscal year, as last year’s housing market weakness persisted and the market for mortgage loans to homebuyers with greater credit risks came under pressure. In fact, first-quarter GDP growth was initially measured at an annualized rate of 1.3%, the lowest reading in four years. Yet the healthy labor market—national unemployment dipped to 4.4% in March, which was nearly a six-year low—and rising energy, food, and import prices kept inflation above the 1% to 2% comfort zone of Federal Reserve officials. The central bank kept the fed funds target rate at 5.25% because monetary policy officials continue to believe that slower growth will allow inflation to ease over time. However, the Fed has acknowledged an increase in economic uncertainty and could conclude in the next few months that the risks of inflation and the risks of economic weakness are about the same.

Seven-day municipal money market yields occasionally spiked, as shown in the graph, but generally averaged around 3.60% to 3.65% in the last six months. Intermediate- and, to a lesser extent, long-term yields edged higher across the municipal yield curve, and securities with the longest maturities continued to yield more (but not much more) than shorter-term issues. At the end of April, yields of the highest-quality municipal securities maturing in five years or less were practically the same, and the difference between money market yields and 30-year bond yields was roughly 40 to 50 basis points. (One hundred basis points equal one percentage point.)

MUNICIPAL MARKET NEWS

New municipal issuance in 2006 totaled more than $383 billion, slightly less than the record $408 billion in the previous year, according to The Bond Buyer, but the second-highest annual issuance ever. Thus far in 2007, new issuance of $135 billion has been much stronger than expected, as municipalities continued to take advantage of interest rates that have fallen materially below last summer’s peaks. Demand for tax-free securities from mutual funds, retail investors, and nontraditional investors such as hedge funds remained steady, though market volatility stemming from the turmoil in the subprime mortgage market prompted investors to seek a safe haven in Treasuries in late February and early March. Still, the fiscal health of municipalities remains encouraging, and credit conditions have been mostly favorable, but the credit cycle could be approaching a near-term peak if the economy cools significantly.

In the last six months, longer-term securities were among the best performers in the municipal market, though issues maturing in two years or less also did well as the Fed kept rates on hold. High-yield munis outperformed higher-grade bonds and, within the investment-grade universe, securities in the lowest credit quality tiers fared best as investors—despite tight credit spreads—sought securities with the highest yields. In terms of sectors, revenue bonds outperformed the less risky prerefunded and insured municipal bonds, led by tobacco as well as industrial, pollution control, and housing revenue bonds.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund

Your fund returned 1.60% in the first half of our fiscal year and 3.20% for the 12-month period ended April 30, 2007. As shown in the Performance Comparison table, the fund outperformed its Lipper benchmark in both periods.

The fund’s record versus competing portfolios over the last decade remains excellent. Lipper ranked the fund in the top 8% of the Lipper tax-exempt money market funds universe for the 10-year period ended April 30, 2007. The fund was also ranked in the top 10% for the three-year period ended April 30, 2007. (Based on cumulative total return, Lipper ranked the Summit Municipal Money Market Fund 16 out of 113, 10 out of 102, 10 out of 92, and 6 out of 75 funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2007, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

With the Federal Reserve keeping the fed funds target rate at 5.25% since last June, municipal money market rates across all maturities have been roughly the same. However, 6- to 12-month yields have occasionally edged above and slipped below the more stable shorter-term yields as the market sought clear signs of future Fed actions. Expectations of a Fed rate cut in the near term remained unfulfilled as the economy’s strong utilization rates and lingering inflation fears outweighed other factors, such as the slowdown in the housing market.

Rates on taxable money market securities remained anchored by the 5.25% fed funds rate, but longer-term money market rates as measured by LIBOR fluctuated between 5.25% and 5.35%. Among the shortest municipal money market instruments, yields were mostly unchanged relative to the previous six-month period; overnight and seven-day rates averaged around 3.62%. Unlike the LIBOR market, 6- to 12-month municipal yields drifted higher, from 3.50% to 3.68%, during our reporting period.

The increase in longer-term municipal money market yields does not reflect expectations of future interest rate movements, but rather the changing nature of supply, which is reshaping the municipal money market. As we have discussed in previous reports, the tremendous growth in variable-rate issuance stemming from a growing number of tender option bond programs—structured transactions that create floating-rate securities from pools of long-term municipal bonds—has produced higher variable-rate yields as an incentive for investors to absorb the additional supply. Despite the growth in tax-free money market assets industry-wide, which reached a new high of $395 billion in March, variable-rate issuance is likely to continue pressuring shorter-term municipal yields higher.

We expect these technical forces to continue affecting the municipal yield curve; in response, we have shifted most of the portfolio’s assets to variable-rate securities. As of April 30, variable-rate issues represented 83% of the fund. This shift has also significantly shortened the fund’s weighted average maturity (WAM), which was 28 days at the end of April versus 34 days at the end of October. The municipal money market during the summer is usually characterized by strong cash flows, which tend to push yields of variable-rate securities lower. If this pattern reappears in the months ahead, we may look for opportunities to purchase some longer-term, fixed-rate municipals, which could extend the portfolio’s WAM.

Summit Municipal Intermediate Fund

Your fund returned 1.45% in the first half of our fiscal year and 5.18% for the 12-month period ended April 30, 2007. As shown in the Performance Comparison table, the fund surpassed its Lipper benchmark in both periods. In the last six months, the fund’s gain was derived entirely from dividend income ($0.21 per share) because the fund’s net asset value, or NAV, declined from $10.95 to $10.90. For the 12-month period, the fund earned $0.41 dividend income, and its NAV rose $0.14, from $10.76 to $10.90.

The fund’s record versus competing portfolios over the last decade has been very good. Lipper ranked the fund in the top 12% of the Lipper intermediate municipal debt funds universe for the one-year period ended April 30, 2007. Lipper also ranked the fund in the top 22% of the category for the five-year period. (Based on cumulative total return, Lipper ranked the Summit Municipal Intermediate Fund 18 out of 159, 37 out of 142, 25 out of 113, and 15 out of 74 funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2007, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Before we discuss the fund’s strategy in detail, we would like to welcome all new shareholders, particularly those whose shares of the T. Rowe Price Tax-Free Intermediate Fund and the T. Rowe Price Florida Intermediate Tax-Free Fund were merged into this fund in November 2006.

There were four major components to our strategy in the last six months. We continued to reduce our emphasis on short- and long-term securities in favor of intermediate-term holdings. We kept the portfolio’s duration close to that of our benchmark. Also, we opportunistically added to our higher-yielding positions. In addition, we reduced our exposure to bonds subject to the alternative minimum tax (AMT).

For much of the two-year period when the Federal Reserve was raising short-term interest rates (June 2004 through June 2006), the fund maintained a barbell structure, reflecting overweights among short- and long-term municipal bonds at the expense of intermediate-term issues, which typically bear the brunt of Fed rate increases. When the Fed stopped raising rates last summer, we began reducing the overweights to purchase attractively valued intermediate-term municipals. We continued that process in the last six months.

The portfolio’s duration at the end of April was slightly shorter, but not meaningfully different, than that of the Lehman Brothers Municipal Bond 1-15 Year Blend (1-17 Maturity) Index. For the better part of our reporting period, we believed municipal bond yields would remain in a fairly limited range. When rates were at the high end of the range, we opportunistically purchased bonds; when rates declined, we occasionally took profits but often maintained our positions.

The fund mergers last November resulted in two significant changes to the Summit Municipal Intermediate Fund’s portfolio. The fund’s exposure to Florida bonds increased from 5% to 18%, and its exposure to higher-quality bonds increased because the Florida Intermediate Tax-Free Fund was not permitted to own below-investment-grade bonds. Over the past six months, we have found some opportunities to purchase some lower-rated bonds, but we did sell a few lower-rated securities because they offered little yield advantage over higher-grade issues and carried greater credit risks.

We expect to reduce the fund’s exposure to Florida bonds over time, but we are not rushing to do so. Fiscally, the state held up better than most during the national recession in 2001, and credit spreads have widened since the elimination of the intangible personal property tax that made Florida bonds attractive investments to Florida residents. As a result, Florida bonds offer reasonable yields given their high credit quality.

Finally, we reduced exposure to bonds subject to the AMT. Over the last few years, more taxpayers have become subject to the AMT, and the yields of AMT securities have been declining as investors have sought higher-yielding municipals with greater credit risks. Given the decreasing yield advantage offered by AMT securities, we reduced our exposure to less than 9% of fund assets in the last six months. We expect to continue lowering our exposure to these securities.

Summit Municipal Income Fund

Your fund returned 1.71% in the first half of our fiscal year and a much stronger 6.27% in the 12-month period ended April 30, 2007. As shown in the Performance Comparison table, the fund surpassed its Lipper benchmark in both periods. In the last six months, the fund’s total return reflected dividend income ($0.22 per share) and a $0.03 decline in the fund’s net asset value, or NAV, from $11.20 to $11.17. For the 12-month period, the fund earned about $0.45 in dividend income, and its NAV increased $0.23, from $10.94 to $11.17.

The fund’s record versus its competitors over the last decade remains outstanding. Lipper ranked the fund in the top 5% of the general municipal debt funds category for the 10-year period ended April 30, 2007. Lipper also ranked the fund in the top 10% of the category for the one-, three-, and five-year periods. (Based on cumulative total return, Lipper ranked the Summit Municipal Income Fund 22 out of 241, 22 out of 230, 17 out of 216, and 6 out of 137 funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2007, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Once again, our lower-rated holdings—especially life-care bonds—were some of the fund’s better performers, thanks in part to price appreciation as well as their incremental yield advantage over higher-quality securities. For some time, the spreads, or differences, between yields of higher- and lower-quality municipal bonds have been decreasing (also known as “spread compression”), as yield-seeking investors have bid up the prices and driven down the yields of securities with greater credit risks. However, in the last six months, municipal yield spreads have remained fairly small and seem to have stopped narrowing, which means that lower-rated credits have stabilized at historically rich levels, offering only a small yield advantage over higher-grade issues.

The fund also benefited from a number of holdings that were refunded, namely bonds issued by the state of California as well as a few hospital revenue securities. Trailing holdings in the portfolio were intermediate-term securities, namely 10- to 15-year bonds. Our relative underweight in intermediate-term municipals helped fund performance.

The fund’s duration—a measure of its interest rate sensitivity—at the beginning and at the end of our reporting period was 5.3 years, but our Lehman benchmark’s duration lengthened in the last six months, so our duration posture moved from longer than average to neutral. Also, the portfolio’s weighted average maturity (WAM) declined from 15 years to 14.5 years. In our last report, we discussed the portfolio’s barbell structure, which reflects an emphasis on short- and long-term municipal securities at the expense of intermediate-term issues. While we continued to emphasize municipals maturing in 20 years or more, we reduced our overweight and shifted some assets to intermediate-term securities. This was based on our belief that intermediate-term yields offer relative value. While our outlook is for the Federal Reserve to keep short-term rates steady, this shift also reflects our belief that intermediate-term municipals are less likely to underperform as in the past when the Fed was raising short-term rates.

As fund assets continued to increase in the last six months, we shifted the portfolio’s sector and quality diversifications somewhat. With tight spreads between lower- and higher-rated credits, the fund’s exposure to below investment-grade holdings remained low relative to the past, but higher-rated credits, namely AAA holdings, increased. We have become more selective with lower-rated credits, but we remain comfortable with our current level of exposure and our sector allocations. We remain overweighted in the hospital revenue sector but reduced our exposure from 14% to 10% of assets in the last six months. We increased our air and sea transportation revenue holdings from roughly 7% to about 10% because the sector offered attractive investment opportunities in bonds trading to call dates shorter than 10 years, offering attractive yields with short durations.

Given our outlook for the Fed to keep short-term rates steady, we are inclined to maintain a fairly neutral duration posture. As always, we will look to take advantage of whatever relative value opportunities the market may present.

OUTLOOK

The economic “soft landing” has transitioned to what appears to be a “perfect landing.” The housing correction has slowed aggregate output and job growth, and the unemployment rate is likely to edge higher, which should help cap inflation pressures. With the slowdown largely confined to the housing sector and not accumulating downward momentum, the Fed should feel free to keep short-term interest rates steady for much, if not all, of 2007. As the aggregate economy strengthens at year-end, inflation risks could reemerge, and the Fed could decide at that time to tighten monetary policy.

Demand for municipals appears well supported despite the currently robust pace of issuance. With the municipal curve generally flat and long-term yields near record lows, many municipalities are refinancing existing debt, leaving refundings as the primary catalyst behind this year’s unexpected spike in issuance. While we are increasingly favoring high-quality securities within the current valuation environment, we continue to identify some tactical opportunities in lower-quality credits where valuations justify the additional credit risk. As always, we will continue to rely upon our dedicated proprietary research to uncover the best risk-adjusted credit opportunities available and selectively invest in attractive income-producing investments.

Tax considerations aside, municipal bonds have outperformed their taxable counterparts on an absolute basis over the past several years, which has stretched valuations somewhat. Nevertheless, we remain constructive on municipal bonds from a long-term perspective as they continue to provide superior tax-equivalent yields relative to taxable bond yields, which leave them as an appealing alternative for investors in higher tax brackets.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

May 22, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lehman Brothers Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Lehman Brothers Municipal Bond 1-15 Year Blend (1-17 Maturity) Index: A subindex of the Lehman Brothers Municipal Bond Index. It is a rules-based, market-value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

LIBOR: A taxable money market benchmark.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses
GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 104.4%		
Alabama 1.3%		
Decatur Industrial Dev. Board, BP Amoco VRDN, 4.13%, 11/1/35 (1)	3,845	3,845
		3,845
Alaska 2.0%		
Alaska Student Loan Corp., 5.45%, 7/1/07 (1)(2)	835	837
Merrill Lynch, Alaska Housing Fin. Corp., Single Family VRDN, 4.00%, 6/1/22 (1)	5,105	5,105
		5,942
Arkansas 4.9%		
Arkansas, GO, 5.25%, 8/1/07	250	251
Arkansas Dev. Fin. Auth., Single Family VRDN, 3.86%, 1/1/38 (1)	14,285	14,285
		14,536
California 0.9%		
California Pollution Control Fin. Auth., Pacific Gas & Electric 3.50%, 12/1/23 (Tender 6/1/07) (1)(3)	2,500	2,500
		2,500
District of Columbia 3.3%		
Metropolitan Washington Airports Auth. VRDN, 3.99%, 8/15/14 (1)(4)	2,990	2,990
Metropolitan Washington Airports Auth. VRDN, 4.00%, 10/1/35 (1)(4)	2,700	2,700
Metropolitan Washington Airports Auth. VRDN, 4.01%, 10/1/20 (1)(5)	3,985	3,985
		9,675
Florida 0.3%		
Merill Lynch, Florida Board of Ed., VRDN, 3.99%, 6/1/28	1,000	1,000
		1,000

Georgia 7.0%		
Burke County Dev. Auth., Oglethorpe Power TECP, 3.68%, 9/11/07 (2)	2,000	2,000
Georgia, GO, VRDN, 3.92%, 7/1/10	1,850	1,850
Georgia Housing & Fin. Auth., Single Family VRDN, 4.04%, 12/1/36 (1)	7,200	7,200
Georgia Private Colleges & Univ. Auth., Emory Univ. TECP, 3.70%, 9/11/07	1,000	1,000
Georgia Private Colleges & Univ. Auth., Emory Univ. TECP, 3.72%, 8/21/07	1,000	1,000
Lehman Municipal Trusts, Atlanta Airport VRDN, 4.05%, 1/1/30 (1)(3)	5,000	5,000
Monroe County Dev. Auth., Oglethorpe Power 3.65%, 5/18/07 (2)	1,500	1,500
Savannah Economic Dev. Auth., Home Depot VRDN, 4.00%, 8/1/25 (1)(6)	1,000	1,000
		20,550
Hawaii 2.0%		
Lehman Municipal Trusts, Hawaii Airports VRDN, 4.05%, 7/1/17 (1)(3)	6,000	6,000
		6,000
Illinois 8.9%		
Chicago O' Hare Int'l. Airport, VRDN, 4.00%, 1/1/32 (1)(5)	6,245	6,245
Chicago O' Hare Int'l. Airport, VRDN, 4.01%, 7/1/09 (1)(2)	1,875	1,875
Chicago O' Hare Int'l. Airport, VRDN, 4.02%, 1/1/12 (1)(4)	4,000	4,000
Chicago O' Hare Int'l. Airport, VRDN, 4.02%, 1/1/12 (1)(4)	2,000	2,000
Lake County Pollution Control, W.W. Grainger VRDN, 4.24%, 4/1/21 (1)	1,500	1,500
Lehman Municipal Trusts, Illinois Housing Auth. Single Family, VRDN, 4.05%, 8/1/37 (1)	8,375	8,375

Merrill Lynch, GO, Chicago Metropolitan Water VRDN, 3.99%, 12/1/34	2,100	2,100
		26,095
Indiana 6.0%		
Gibson County, Toyota Motor Credit Report VRDN, 3.98%, 9/1/31 (1)	3,000	3,000
Indiana Bond Bank, TAN, 4.25%, 1/31/08	2,000	2,009
Indiana Fin. Auth., Mittal Steel VRDN, 3.98%, 8/1/30 (1)	4,500	4,500
Indiana Fin. Auth., PSI Energy, VRDN, 4.02%, 10/1/40 (1)	5,500	5,500
Indianapolis Local Public Improvement, Airport Auth. VRDN, 4.00%, 1/1/19 (1)(2)	2,705	2,705
		17,714
Iowa 0.9%		
Iowa Fin. Auth., Single Family, VRDN, 4.01%, 1/1/09 (1)	2,555	2,555
		2,555
Kentucky 4.7%		
Kentucky Asset/Liability Commission, GO, TECP, 3.55%, 5/7/07	5,400	5,400
Louisville & Jefferson County Airport United Parcel Service of America, VRDN, 4.07%, 1/1/29 (1)	6,600	6,600
Louisville & Jefferson County Airport United Parcel Service of merica, VRDN, 4.11%, 1/1/29 (1)	1,900	1,900
		13,900
Maine 0.9%		
Maine Housing Auth., Single Family, 3.75%, 11/15/35 (Tender 5/15/08) (1)	2,500	2,500
		2,500
Maryland 3.2%		
Lehman Municipal Trusts, Maryland CDA, Residential VRDN, 4.08%, 9/1/39 (1)	5,475	5,475

Maryland, GO, VRDN, 3.92%, 8/15/11	1,000	1,000
Maryland HHEFA, Johns Hopkins Hosp., TECP, 3.57%, 5/30/07	2,000	1,999
Maryland HHEFA, Johns Hopkins Hosp., TECP, 3.65%, 5/18/07	1,000	1,000
		9,474
Michigan 1.1%		
Michigan, GO, TAN, 4.25%, 9/28/07	2,000	2,004
Wayne County Airport Auth., VRDN, 4.00%, 12/1/26 (1)(5)	1,075	1,075
		3,079
Mississippi 0.0%		
Mississippi, GO, 5.25%, 7/1/07	100	100
		100
Montana 0.8%		
Montana Board of Housing, Single Family VRDN, 4.00%, 6/1/37 (1)	2,220	2,220
		2,220
Nebraska 0.3%		
Douglas County, Waste Management, VRDN, 4.00%, 11/1/33 (1)	1,000	1,000
		1,000
Nevada 1.0%		
Clark County, IDRB, PCR, Southwest Gas Corp. VRDN, 3.98%, 3/1/38 (1)	3,000	3,000
		3,000
New York 0.8%		
Merrill Lynch, Hudson Yards Infrastructure Corp. VRDN, 3.96%, 2/15/47 (3)	1,475	1,475

Merrill Lynch, Hudson Yards Infrastructure Corp. VRDN, 3.96%, 2/15/47 (3)	985	985
		2,460
North Carolina 2.1%		
Charlotte, VRDN, 4.01%, 4/20/19 (1)(5)	3,000	3,000
Charlotte, GO, VRDN, 3.92%, 6/1/10	1,000	1,000
North Carolina, GO, VRDN, 3.98%, 3/1/14	2,225	2,225
		6,225
Ohio 0.3%		
Ohio Air Quality Dev. Auth., Dayton Power & Light VRDN, 3.98%, 9/1/36 (1)(3)	1,000	1,000
		1,000
Pennsylvania 1.6%		
Allegheny County Hosp. Auth. Univ. of Pittsburgh Medical Center, VRDN, 4.05%, 12/1/16	4,604	4,604
		4,604
South Carolina 3.3%		
Berkeley County, PCR, IDRB, BP Amoco VRDN, 4.13%, 4/1/27 (1)	1,600	1,600
South Carolina, GO, VRDN, 3.92%, 1/1/10	1,000	1,000
South Carolina, GO, VRDN, 3.98%, 8/1/19	3,000	3,000
South Carolina Public Service Auth., TECP, 3.68%, 9/12/07	4,000	4,000
		9,600
South Dakota 2.2%		
South Dakota HDA, Single Family, VRDN, 4.02%, 5/1/14 (1)	3,690	3,690
South Dakota HEFA, Sanford Health, VRDN, 3.97%, 11/1/34	2,895	2,895
		6,585

Tennessee 2.0%		
Tennessee School Bond Auth., TECP, 3.70%, 8/9/07	4,000	4,000
Tennessee School Bond Auth., TECP, 3.70%, 9/6/07	2,000	2,000
		6,000
Texas 20.5%		
Dallas Water & Sewer, VRDN, 3.99%, 10/1/23 (2)	2,000	2,000
Dallas/Fort Worth Airport, VRDN, 4.02%, 5/1/08 (1)(4)	2,495	2,495
Dallas/Fort Worth Airport, VRDN, 4.02%, 5/1/11 (1)(5)	8,875	8,875
Gulf Coast IDA, CITGO Petroleum, VRDN, 4.13%, 2/1/32 (1)	4,525	4,525
Gulf Coast Waste Disposal Auth., BP Amoco VRDN, 4.13%, 9/1/38 (1)	1,950	1,950
Houston Airport, VRDN, 4.01%, 7/1/18 (1)(4)	3,910	3,910
Lehman Municipal Trusts, Port of Houston Auth., GO VRDN, 4.05%, 10/1/26 (1)(5)	2,700	2,700
North Texas Higher Ed. Auth., VRDN, 3.97%, 12/1/38 (1)	6,600	6,600
Port of Houston Auth., GO, TECP, 3.67%, 5/4/07 (1)	6,100	6,100
San Antonio Water & Sewer, TECP, 3.68%, 5/15/07	4,500	4,500
Texas, GO, TRAN, 4.50%, 8/31/07	12,175	12,203
Texas, GO, VRDN, 3.97%, 4/1/30	1,999	1,999
Texas, GO, Public Fin., VRDN, 5.25%, 10/1/07	250	251
Texas Turnpike Auth., BAN, 5.00%, 6/1/07	200	200
West Side Calhoun Dev. Corp., BP Amoco VRDN, 4.13%, 4/1/31 (1)	2,100	2,100
		60,408
Utah 4.9%		
Salt Lake County Solid Waste, Rio Tinto VRDN, 3.95%, 8/1/30 (1)	13,500	13,500
Utah Board of Regents, VRDN, 3.97%, 11/1/13 (1)(2)	1,000	1,000
		14,500

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Money Market Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semiannual period, April 30, 2008.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning November 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2007.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2006, the fund had $15,000 of unused capital loss carryforwards, which expire in fiscal 2013.

At April 30, 2007, the cost of investments for federal income tax purposes was $307,473,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

As of April 30, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 46,450,059 shares of the fund, representing 16% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board reviewed information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered the extent to which economies of scale were being realized by the Manager and whether the fund or other funds benefit from any such economies of scale under the fee levels set forth in the Contract. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and that the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee was generally at or above the median of comparable funds, but that the fund’s expense ratio was below the median of comparable funds. (For these purposes, the Board assumed the management fee was equal to the single fee less the fund’s operating expenses.) The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 28, 2007